UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2008

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500

 Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 6, 2008, the Board of Directors of Cornell Companies, Inc. (“Company”) approved the following changes with respect to the compensation of its named executive officers (“NEO’s”):

1.     Base Salaries.  As of April 1, 2008, the base salaries set forth below shall be effective for John Nieser, Senior Vice President, Chief Financial Officer & Treasurer and Pat Perrin, Senior Vice President, Chief Administrative Officer.  There was no change to the base salary for James E. Hyman, Chairman, President & Chief Executive Officer.

a.               Mr. Nieser - $255,000.

b.              Mr. Perrin – $207,000.

2.     Cash Incentive Compensation (ICP) Opportunity.  For 2008, the amounts described below for the respective NEO were set as their respective ICP opportunities.  There was no change to the ICP opportunity for Mr. Hyman set forth in his employment agreement.

a.     Mr. Nieser - 50% of base, with 65% being based upon financial performance and 35% being based upon achievement of operational and personal milestone objectives.

b.     Mr. Perrin - 35% of base, with 65% being based upon financial performance and 35% being based upon achievement of operational and personal milestone objectives.

The potential ICP can be increased by up to 200% of the portion of such opportunity related to the Company’s financial performance.  The financial performance targets are based upon 2008 earnings per share.  The operational and personal milestone objectives are based upon (i) operations excellence, capital effectiveness and tax planning in the case of Mr. Hyman, (ii) compliance, financial processes/systems, leadership, cost of capital and return on capital employed in the case of Mr. Nieser, and (iii) departmental efficiency, effectiveness, enterprise continuity, business unit strategy support and leadership in the case of Mr. Perrin.

3.     Equity Awards.  The Board of Directors approved equity awards to the NEO’s consisting of restricted stock to be granted effective as of April 1, 2008.  The awards are split equally between time-based restricted stock awards, which vest in equal one-quarter tranches on April 1, 2009, 2010, 2011 & 2012, and performance-based awards.  The performance-based restricted shares are subject to achievement of three separate targets based upon 2008 earnings before interest, taxes, depreciation and amortization (“EBITDA”), with such shares vesting in one-third increments upon the achievement of each of the EBITDA targets with respect to a calendar year from 2008 up to and including 2011.  The awards for the individuals are as follows:

a.               Mr. Hyman – 16,000 time-based restricted shares and 16,000 performance based shares.

b.              Mr. Nieser - 10,000 time-based restricted shares and 10,000 performance based shares.

c.               Mr. Perrin - 5,000 time-based restricted shares and 5,000 performance based shares.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Cornell Companies, Inc. Restricted Stock Award – Performance Based

10.2	Form of Cornell Companies, Inc. Restricted Stock Award – Time Based

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: March 12, 2008

	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Cornell Companies, Inc. Restricted Stock Award – Performance Based

10.2	Form of Cornell Companies, Inc. Restricted Stock Award – Time Based